NYSE Amex Equities Exchange Symbol - UEC
FOR IMMEDIATE RELEASE	April 25, 2012

Uranium Energy Corp's CEO Amir Adnani to Speak at the Milken Institute Global Conference

Corpus Christi, TX - April 25, 2012 - Uranium Energy Corp (NYSE-AMEX: UEC, the "Company") is pleased to announce that the Company's President and CEO, Amir Adnani, will speak at the Milken Institute Global Conference on Monday, April 30, at 9:30am, at the Beverly Hilton in Los Angeles.

Mr. Adnani will participate in the panel discussion titled, "Natural Advantage: Canadian-U.S. Energy Resources." Also participating on the panel will be Kevin Lynch, Vice Chairman, BMO Financial Group, Rick Grafton, CEO and Chief Investment Officer, Grafton Asset Management; and Patrick Avery, President and CEO, Prospect Global Resources Inc. Moderator of the 1-1/4-hour panel discussion will be Conrad Kiechel, Director of Communications, of the Milken Institute Center for a Sustainable Energy Future.

Panelists will address key policy issues involving the strong energy advantages of North America, which holds huge reserves of shale natural gas, oil sands and uranium. How can the U.S. and Canada use these natural resources to improve regional energy security? What policies will foster long-term investment?

The Milken Institute's 15th Annual Global Conference brings business and policy leaders to Los Angeles to explore solutions to urgent economic and social challenges. The Milken Institute is a non-profit, independent economic think tank whose mission is to improve the lives and economic conditions of diverse populations around the world by helping business and public policy leaders identify and implement innovative ideas for creating broad-based prosperity.

About Uranium Energy Corp

Uranium Energy Corp. is a U.S.-based uranium production, development and exploration company operating North America's newest uranium mine. The Company's fully licensed and permitted Hobson processing facility is central to all of its projects in South Texas, including the Palangana in-situ recovery project, which is ramping up production, and the Goliad in-situ recovery project which has been granted its Mine Permit and is in the initial stages of construction. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact North America: Investor Relations, Uranium Energy Corp:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com
Stock Exchange Information:
NYSE-AMEX: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.